National Life Insurance Company

National Variable Annuity Account II

National Variable Life Insurance Account

Supplement dated June 7, 2016

to the Prospectuses dated May 1, 2016, as supplemented to date, for the Investor Select and Varitrak Policies and for the Sentinel Advantage Variable Annuity Contract and to the Prospectuses dated May 1, 2009, as supplemented to date, for the Sentinel Estate Provider and Sentinel Benefit Provider Policies

Sentinel Variable Products Mid Cap Fund — Reorganization into the Sentinel Variable Products Small Company Fund

The Varitrak, Sentinel Estate Provider and Sentinel Benefit Provider policies and the Sentinel Advantage Variable Annuity contract, each issued by National Life Insurance Company (“we” or “us”), have investment options that invest in the Sentinel Variable Products Mid Cap Fund (the “Mid Cap Fund”) and the Sentinel Variable Products Small Company Fund (the “Small Company Fund”).  The Board of Trustees of Sentinel Variable Products Trust has approved the reorganization (the “Reorganization”) of the Mid Cap Fund into the Small Company Fund.

The reorganization, which is subject to Shareholder approval, is expected to occur on or about June 17, 2016, after which time the Mid Cap Fund will no longer be available as an investment option in the above-listed policies and contract.   The Mid Cap Fund will continue sales and redemptions of shares as described in its prospectus until June 15, 2016.  However, Owners holding interests in the Mid Cap Fund Subaccount acquired after the record date set for the meeting will not be entitled to submit instructions to us with regard to how we will vote those shares at the meeting.

On the Reorganization Date, the Mid Cap Fund will transfer substantially all of its assets and substantially all of its liabilities to the Small Company Fund in exchange for newly-issued shares of the Small Company Fund.  These Small Company Fund shares will be distributed to the Mid Cap Fund’s shareholders, and the Mid Cap Fund will be terminated as a series.  Shareholders of the Mid Cap Fund will receive shares of the Small Company Fund with a net asset value equal to the net asset value of the Mid Cap Fund shares they held immediately prior to the closing of the Reorganization.

Any policy or contract which has fund management features utilizing the Mid Cap Fund will be automatically transferred to the Small Company Fund, unless we receive alternate instruction from the Policy or Contract Owner.

Further information about the proposed Reorganization is contained in a Combined Prospectus/ Proxy Statement sent to shareholders of the Mid Cap Fund on or about May 18, 2016.

If you have any questions about the above fund action, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE APPLICABLE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.